UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 4, 2009

Cott Corporation

(Exact name of registrant as specified in its charter)

Canada	001-31410	98-0154711
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6525 Viscount Road Mississauga, Ontario, Canada	L4V1H6
5519 West Idlewild Avenue, Suite 100 Tampa, Florida, United States	33634
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (905) 672-1900

(813) 313-1800

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On August 4, 2009, Cott Corporation (the “Corporation”) entered into an underwriting agreement (the “Underwriting Agreement”) with TD Securities Inc. (“TD Securities), CIBC World Markets Inc. and BMO Nesbitt Burns Inc. (collectively, the “Underwriters”) for the sale of 9,435,000 of the Corporation’s common shares, no par value, for $5.30 per share. The Company will pay an underwriting commission in connection therewith. The offering is being made pursuant to the Corporation’s effective registration statement on Form S-3 (Registration Statement No. 333-159617) previously filed with the Securities and Exchange Commission (the “Registration Statement”).

Pursuant to the Underwriting Agreement, the Corporation, among other things, agreed not to, without the prior written consent of TD Securities on behalf of the Underwriters (such consent not to be unreasonably withheld), create, issue, sell or otherwise lend, transfer or dispose of any common shares or other securities exchangeable or convertible into common shares (or agreement for such) for a period of 90 days after the closing of the offering, other than as provided under the terms of the Underwriting Agreement.

The foregoing summary of the Underwriting Agreement is qualified in its entirety by reference to the actual Underwriting Agreement, which is filed as an exhibit hereto.

Item 8.01	Other Events.

Item 14 of the Registration Statement.

This Current Report on Form 8-K is also being filed for the purpose updating Item 14 of the Registration Statement. Information relating to Item 14 — “Other expenses of issuance and distribution relating to the Registration Statement” with respect to the offering described in Item 8.01 above is as follows:

Securities and Exchange Commission Registration Fee	$23,580	(1)
Legal Fees and Expenses	350,000
Accounting Fees and Expenses	125,000
Printing and Delivery Expenses	15,000
Rating Agency Fees and Expenses	N/A
Trustee’s Fees and Expenses (including Counsel’s Fees)	N/A
Miscellaneous Expenses	1,420
Total	$515,000	(2)

(1)	Previously disclosed.
(2)	The total does not include the previously paid registration fee.

All amounts, other than the registration fee, are estimates.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement between Cott Corporation, TD Securities Inc., CIBC World Markets Inc. and BMO Nesbitt Burns Inc., dated August 4, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cott Corporation
(Registrant)

August 4, 2009	By:	/s/ Juan Figuereo
Juan Figuereo
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
1.1	Underwriting Agreement between Cott Corporation, TD Securities Inc., CIBC World Markets Inc. and BMO Nesbitt Burns Inc., dated August 4, 2009